UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2015

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Virtus Investment Partners, Inc.

(Exact name of registrant as specified in charter)

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Delaware (State or other jurisdiction of incorporation)	1-10994 (Commission File Number)	95-4191764 (I.R.S. Employer Identification No.)
100 Pearl St., Hartford, CT (Address of principal executive offices)		06103 (Zip Code)

Registrant’s telephone number, including area code: (800) 248-7971

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01	Regulation FD

Beginning with the release of its first quarter 2015 results, Virtus Investment Partners, Inc. (the “Company”) will introduce a series of new non-GAAP financial measures including net income attributable to common stockholders, as adjusted, which will be the Company’s primary performance measure going forward. Management believes that net income attributable to common stockholders, as adjusted, most accurately reflects its operating results from providing investment management and related services to individuals and institutions.

Other new non-GAAP financial measures that will be used include the following on an “as adjusted” basis: revenues, operating expenses, operating income, operating margin, and earnings per share. The definition of operating income, as adjusted (and, by calculation, operating margin, as adjusted), will be revised to no longer adjust for expenses related to stock-based compensation or depreciation of fixed assets.

Management uses these measures to evaluate the Company’s financial performance, make operational and resource allocation decisions, determine levels of investments, evaluate methods and levels of capital return, and determine performance-based incentive compensation.

Reconciliations to GAAP Measures

Non-GAAP financial measures differ from financial measures determined in accordance with U.S. GAAP as a result of the reclassification of certain income statement items, as well as the adjustment of certain expenses and other items that are not reflective of the earnings generated from providing investment management and related services.

In particular, the Company reclassifies:

•	Distribution and administration expenses as these costs are generally passed directly through to external parties. Management believes that making this adjustment aids in comparing the Company’s operating results with other asset management firms that do not distribute products through intermediary distribution partners.
•	The effect of consolidated sponsored investment products. Management believes that excluding the operating activities of majority-owned funds to reflect revenues and expenses of the Company prior to the consolidation of these products is consistent with the approach of reflecting its operating results as only revenues generated and expenses incurred related to providing investment management and related services will be included in operating income, as adjusted.

Net income attributable to common stockholders, as adjusted, excludes from net income:

•	Non-cash amortization expense or impairment expense, if any, attributable to acquisition-related intangible assets. Management believes that making this adjustment aids in comparing the Company’s operating results with other asset management firms that have not engaged in acquisitions.
•	Gains and losses (realized and unrealized), dividends, and interest income generated by seed capital investments. Earnings or losses generated by investments in seed capital products can vary significantly from period-to-period and do not reflect the Company’s operating results from providing investment management and related services. Management believes that making this adjustment aids in comparing the Company’s operating results with prior periods and with other asset management firms that do not have meaningful seed capital investments.

•	Expenses related to the launch of closed-end funds, or similar products, including structuring fees and sales-based compensation related to the launch. The timing of closed-end fund issuances can be unpredictable and related costs can fluctuate considerably. In addition, revenue associated with these costs will not fully impact financial results until future periods. Management believes that making these adjustments aids in comparing the Company’s operating results with prior periods and with other asset management firms that do not issue closed-end funds, or similar products.
•	Expenses related to restructuring, severance and certain transition items that are not reflective of the ongoing earnings generation of the business. Management believes that making these adjustments aids in comparing the Company’s operating results with prior periods.
•	Income tax expense/(benefit) items, such as adjustments for uncertain tax positions, valuation allowances and other unusual items not related to current operating results to reflect a normalized effective rate.

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Revenues, as adjusted, comprise the fee revenues paid by clients for investment management and related services. Revenues, as adjusted, for purposes of calculating net income attributable to common stockholders, as adjusted, differ from U.S. GAAP revenues in that they are reduced by distribution and administrative expenses that are generally passed through to external parties, and exclude the impact of consolidated sponsored investment products.

Operating expenses, as adjusted, is calculated to reflect expenses from ongoing continuing operations attributable to stockholders. Operating expenses, as adjusted, for purposes of calculating net income attributable to common stockholders, as adjusted, differ from U.S. GAAP expenses in that they exclude amortization or impairment, if any, of intangible assets, restructuring and severance, the impact of consolidated sponsored investment products, and certain other expenses that do not reflect the ongoing earnings generation of the business.

Operating margin, as adjusted, is a metric used to evaluate efficiency represented by operating income, as adjusted, divided by revenues, as adjusted.

Earnings per share, as adjusted, represent net income attributable to common stockholders, as adjusted, divided by weighted average shares outstanding, on either a basic or diluted basis.

Additional adjustments and reclassifications the Company may make in the future may include, but are not limited to:

•	Exclusion of capital transaction costs, including the costs of raising debt or equity, gains or losses realized as a result of redeeming debt or equity, and direct incremental costs associated with acquisitions of businesses or assets;
•	Inclusion of cash tax benefits associated with deductions allowed for acquired intangibles and goodwill that are not recognized within earnings;
•	Exclusion of non-cash expenses representing changes in the value of profits or equity interests held by minority investors in majority-owned affiliates;
•	Proportional exclusion of non-controlling interests in majority-owned affiliates that are fully consolidated;
•	Proportional consolidation of minority-owned affiliates that are accounted for as equity in earnings of unconsolidated affiliates; and
•	Reclassification of third-party service provider expenses that are calculated based on revenues or assets under management and are directly related to managing client assets.

Limitations of Net Income Attributable to Common Stockholders, As Adjusted, and Related Non-GAAP Financial Measures

Because the calculation of net income attributable to common stockholders, as adjusted, and related measures excludes certain ongoing expenses and/or reclassifies certain income statement items, these non-GAAP financial measures have material limitations and should not be viewed in isolation or as a substitute for U.S. GAAP measures. Furthermore, net income attributable to common stockholders, as adjusted, and related measures are not audited, and the Company’s definition and calculation of net income attributable to common stockholders, as adjusted, and related measures could differ from similarly titled measures disclosed by other companies.

Reconciliations

In conjunction with this new presentation, the Company is providing quarterly reconciliations of the most comparable U.S. GAAP measure to each new non-GAAP measure for the first quarter of 2013 through the fourth quarter of 2014 and full year reconciliations for fiscal 2013 and 2014. This supplemental information, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, does not restate or amend any financial results presented in any of the Company’s periodic filings.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Exhibit
99.1	Reconciliation Information

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS INVESTMENT PARTNERS, INC.

Date: April 14, 2015	By:	/s/ Michael A. Angerthal
		Name:	Michael A. Angerthal
		Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Reconciliation Information

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